Exhibit 99.1

Exhibit 99.1

Corporate Profile

Provident Financial Services, Inc. is the holding company for The Provident Bank. Established in 1839, The Provident Bank emphasizes personal service and customer convenience in attending to the financial needs of businesses, individuals and families in northern and central New Jersey through its network of more than 80 branches as well as its telephone and web? based banking services.

The Bank’s Wealth Management Group offers a full range of asset management services to individuals, municipalities, non-profits, corporations and pension funds.

The Company’s stock is traded on the

NYSE under the symbol “PFS”.

Company Highlights:

New Jersey’s oldest state chartered bank, founded in 1839

Experienced Board of Directors and Management Team

Over 80 branch offices in 11 New Jersey Counties

Well capitalized under current regulatory standards

Six year history of quarterly cash dividends to stockholders

Wealth Management and Asset Management Services

Loan Portfolio

as of December 31, 2009

1? 4 Res. 34%

Consumer 13%

C&I 18%

CRE 30%

Constr. 5%

Total Loans: $4.4 Billion

Average Loan Yield: 5.43%

Deposit Mix

as of December 31, 2009

Checking 17%

TIME 31%

Money Market 24%

Savings 18%

NIB* 10%

*Non? interest Bearing

Total Deposits: $4.9 Billion

Cost of Deposits: 1.60%

Capital

as of December 31, 2009

PFS Peer

12.17

11.53

13.42

13.46

8.15

6.96

7.99

8.94

Tang Common Leverage Ratio (%) Tier 1 Cap/Risk Total Capital Ratio

Eqty/ Tang Assets Weighted Assets (%)

(%) (%)

Net Interest Margin

PFS

Peer

2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4

2004 2005 2006 2007 2008 2009

4.00

3.50

3.00

2.50

2.00

1.50

1.00

Non? Performing Loans

$78,232

$84,477

$63,753

$63,880

3/31/2009 6/30/2009 9/30/2009 12/31/2009

Consumer loans 6,509 6,496 7,834 6,765

Commercial loans 8,860 5,538 5,885 12,548

Construction loans 8,109 8,109 18,258 13,186

Commercial mortgage loans

22,978 23,837 23,628 23,356

Residential mortgage loans 17,296 19,900 22,627 28,622

FINANCIAL HIGHLIGHTS

Financial data for year?ended 12/31/09

Total Assets $6.84 billion

Net Loans $4.32 billion

Total Deposits $4.90 billion

Tangible Common Equity $526 million

Loan/Deposit Ratio 89.49%

Allowance for Loan Losses/NPLs 71.91%

5Y 10Y

Total Assets CAGR** 1.22% 10.24%

Q4 YTD

Net Interest Margin 3.16% 3.06%

Cost of Interest?bearing

Liabilities 1.83% 2.13%

Annualized ROAA 0.39% 0.46%

Selected Key Ratios PFS Peer

Liquidity Ratio 19.81% 13.70%

Efficiency Ratio 64.08% 58.37%

Net Operating Expense to

Average Assets 1.57% 1.49%

Credit Quality

NPA/Assets (%)

Selected Key Ratios Source: SNL **Compound Annual Growth Rate

1.80

1.50

1.20

0.90

0.60

0.30

2008Q1

2008Q2

2008Q3

2008Q4

2009Q1

2009Q2

2009Q3

2009Q4

Source: SNL

Peer Group : Ticker VLY, ? NPBC, FNFG, FNB, NAL, UBSI, SBNY, ISBC, NWBI, FCF, NBTB, WSBC, CBU, STBA, DCOM, BNCL, FFIC, SNBC

PFS

Peer

830 Bergen Avenue

Jersey City, NJ 07306

201-333-1000

Christopher Martin

Chairman, President & CEO

Chris.martin@providentnj.com

Thomas M. Lyons

Senior Vice President & CFO

Tom.yons@providentnj.com

Leonard G. Gleason

Investor Relations Officer

Len.gleason@providentnj.com

Forward Looking Statement:

Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.